Acquisitions	12 Months Ended
Dec. 31, 2025
Acquisitions
Acquisitions

21 Acquisitions

Accounting policy

The Group accounts for business combinations using the acquisition method when control is transferred to the Group. The consideration transferred in the acquisition is measured at fair value, as are the identifiable net assets acquired. Any goodwill that arises is tested annually for impairment. Any gain on a bargain purchase is recognised in profit or loss immediately. Transaction costs are expensed as incurred, except if related to the issue of debt or equity securities.

Any contingent consideration payable is measured at fair value at the acquisition date. If the contingent consideration is classified as equity, then it is not remeasured and settlement is accounted for within equity. Otherwise, subsequent changes in the fair value of the contingent consideration are recognised in profit or loss.

Year ended 31 December 2025

No acquisitions were completed in 2025.

Year ended 31 December 2024

On 9 January 2024, the Group completed the acquisition of 100% of the share capital of CartiHeal (2009) Ltd (CartiHeal), the developer of CARTIHEAL◊ AGILI-C◊, a novel Sports Medicine technology for cartilage regeneration in the knee. The acquisition of this disruptive technology supports our strategy to invest behind our successful Sports Medicine & ENT business unit. The fair value of the consideration amounted to $231m. This is comprised of contingent consideration of $49m, which represents the discounted value of $150m of consideration contingent upon the achievement of a single future financial performance milestone in the next 10 years, and initial cash consideration of $180m adjusted for cash acquired and other liabilities assumed, of which $18m was transferred in to escrow to be released in equal instalments to the seller in 12 and 18 months from completion. The fair value of assets acquired and liabilities assumed is set out below:

CartiHeal (2009) Ltd
$ million
Intangible assets – Product-related and trade name	84
Inventory	1
Cash	6
Other liabilities	(2)
Trade and other payables	(1)
Net deferred tax liability	(3)
Net assets	85
Goodwill	146
Consideration	231

The product-related intangible assets and trade name were valued using a relief-from-royalty methodology with the key inputs being revenue, profit and discount rate. The cash outflow from acquisitions in 2024 was $186m (2023: $21m) comprises payments of consideration of $177m net of cash acquired (2023: $nil) relating to acquisitions and payments of deferred and contingent consideration of $9m (2023: $21m) relating to acquisitions completed in prior years.

The goodwill represents the control premium, acquired workforce and the synergies expected from integrating CartiHeal into the Group’s existing business. The carrying value of goodwill increased from $2,992m at 31 December 2023 to $3,026m at 31 December 2024. The acquisition in the year ended 31 December 2024 increased goodwill by $146m, this was partially offset by goodwill impairment of $65m and foreign exchange movements of $47m.

For the year ended 31 December 2024, the contribution from CartiHeal to the Group’s revenue and profit was immaterial. If the business combination had occurred at the beginning of the year the contribution to revenue and profit would not have been materially different.

Year ended 31 December 2023

No acquisitions were completed in 2023. During 2023, management evaluated the commercial viability of Engage products and concluded that they should be discontinued (see Note 2.2 for further details).